Exhibit 99.1

Atlantic HPC Group Inc Appoints Leo Lin as Chief Executive Officer

Irvine and Los Angeles, CA, Oct. 07, 2026 (GLOBE NEWSWIRE) -- Aperture AC (NASDAQ: APUR), a special purpose acquisition company (“Aperture”), and Atlantic HPC Group Inc (“Atlantic”), a U.S.-based digital infrastructure company that develops and operates power-intensive bitcoin mining and computing facilities across Oklahoma, Arkansas, Ohio and  following the Valley Oasis acquisition, Tennessee, today announced that the board of directors of Atlantic has appointed Leo Lin as Atlantic’s Chief Executive Officer, effective October 1, 2026. Lin is a seasoned executive with over 20 years of experience in helping companies scale their operations and achieve rapid growth. Lin succeeds Jacqueline Jiang, who has stepped down as Chief Executive Officer and will continue to serve as a member of Atlantic’s board of directors.

Since 2023, Lin has been a consultant for tech start-ups and early-stage companies on business plan development, financial planning and fund-raising efforts. Lin was the Chief Financial Officer of Eat Just Inc., a food technology company in the plant-based egg and cultured meat business, from September 2021 to June 2022. He served as Vice President of Global Finance and then Chief Financial Officer of Karma Automotive LLC, a luxury electric vehicle company, from July 2019 to September 2021. Lin was the Chief Financial Officer of Red Digital Cinema LLC, a high-end brand of cinematography cameras, and the Chief Financial Officer of Red Hydrogen, a new-generation smart phone maker, from March 2019 to July 2019. Prior to that, Lin was Vice President of Finance of NIO USA Inc., the North America headquarters of NIO Inc. (NYSE: NIO), a company engaged in the design, manufacture, and sale of electric vehicles, from 2015 to March 2019. He held several senior positions, including Chief Financial Officer and Vice President of Finance & Corporate Strategy, at Monster Inc., a consumer electronics company, from 2006 to 2015.

Lin received his Bachelor of Arts degree in English & Maritime Commerce from Shanghai Maritime University; his MBA in Finance & International Business from the University of San Francisco; and completed the Harvard Business School’s Executive Program on Corporate Strategies.

“Leo brings a wealth of experience to Atlantic. With a track record of building businesses from early-stage to key development milestones, Leo’s expertise in executive leadership and management, strategy, operations and project management is invaluable as Atlantic continues to build out its high-performance computing infrastructure. Additionally, Leo’s background in structuring debt and equity financing, which he has built through repeat executive financial roles, is a strong asset for Atlantic’s site development efforts. We welcome Leo to the Atlantic team,” said Atlantic CFO Benson Liu.

“I am excited to join Atlantic at an important point in its development. The team has built a solid foundation in power procurement and operations, and I look forward to working with the board and the Atlantic team to advance Atlantic’s high-performance computing infrastructure strategy. I also look forward to helping prepare Atlantic to operate as a public company following the closing of the proposed business combination with Aperture,” said Leo Lin, Chief Executive Officer of Atlantic.

“Leo’s experience preparing high-growth companies for the public markets strengthens Atlantic’s capabilities to both execute and finance its growth strategy, as well as to support management best practices. We are pleased that he has joined the Atlantic team,” said Aperture Chief Executive Officer Calvin Kung.

About Atlantic HPC Group Inc

Founded in 2024 and headquartered in Irvine, CA, Atlantic is a U.S.-based digital infrastructure company that develops and operates power-intensive bitcoin mining and computing facilities across Oklahoma, Arkansas, Ohio and, following the Valley Oasis acquisition, Tennessee. Atlantic is currently primarily engaged in cryptocurrency mining operations, including self-mining and cryptocurrency mining colocation services, and substantially all of Atlantic’s revenue to date has been generated from bitcoin mining. Building on its expertise in power procurement and high-performance operations, Atlantic is expanding into AI infrastructure through its Ohio AI Campus, for which utility-approved power capacity has been contracted, subject to the approved usage terms of the applicable utility agreements and additional infrastructure upgrades required prior to full commercial operation. For more information, visit https://ahpc.com/.

About Aperture AC

Aperture AC (NASDAQ: APUR) is a blank check company formed for the purpose of effecting a merger, amalgamation, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses with a focus on identifying and acquiring companies in the digital asset industry. For additional information, please visit https://apertureac.com/.

Additional Information and Where to Find It

This press release is provided for information purposes only and contains information with respect to a business combination (the “Proposed Business Combination”) among Atlantic, Aperture and AP Ocean Merger Sub, Inc., a wholly-owned subsidiary of Aperture, in connection with the transactions contemplated in the business combination agreement, dated as of September 10, 2026 (the “Business Combination Agreement”). In connection with the Proposed Business Combination, Aperture and Atlantic intend to file with the SEC a registration statement on Form S-4, which will include a definitive proxy statement to be mailed to Aperture shareholders and a prospectus for the registration of Aperture securities in connection with the Proposed Business Combination (as amended from time to time, the “Registration Statement”). A full description of the terms of the Proposed Business Combination will be provided in the Registration Statement. Aperture urges investors, shareholders and other interested persons to read, when available, the Registration Statement as well as other documents filed with the SEC because these documents will contain important information about Aperture, Atlantic and the Proposed Business Combination. If and when the Registration Statement is declared effective by the SEC, the definitive proxy statement/prospectus and other relevant documents will be mailed to shareholders of Aperture as of a record date to be established for voting on the Proposed Business Combination. Aperture will also file other documents regarding the Proposed Business Combination with the SEC. This Press Release does not contain all of the information that should be considered concerning the Proposed Business Combination and is not intended to form the basis of any investment decision or any other decision in respect of the Proposed Business Combination. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, SHAREHOLDERS OF APERTURE AND OTHER INTERESTED PARTIES ARE URGED TO READ, WHEN AVAILABLE, THE PRELIMINARY PROXY STATEMENT/PROSPECTUS, AND AMENDMENTS THERETO, AND THE DEFINITIVE PROXY STATEMENT/PROSPECTUS AND ALL OTHER RELEVANT DOCUMENTS FILED OR THAT WILL BE FILED WITH THE SEC IN CONNECTION WITH APERTURE’S SOLICITATION OF PROXIES FOR THE EXTRAORDINARY GENERAL MEETING OF ITS SHAREHOLDERS TO BE HELD TO APPROVE THE PROPOSED BUSINESS COMBINATION AND OTHER MATTERS AS DESCRIBED IN THE PROXY STATEMENT/PROSPECTUS BECAUSE THESE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION ABOUT APERTURE AND ATLANTIC AND THE PROPOSED BUSINESS COMBINATION.

Shareholders and other interested persons will also be able to obtain a copy of the Registration Statement, without charge, by directing a request to: Aperture AC, 835 Wilshire Blvd. 5th Floor, Los Angeles, CA 90017. The proxy statement/prospectus, once available, can also be obtained, without charge, at the SEC’s website (www.sec.gov). The information contained on, or that may be accessed through, the websites referenced in this press release is not incorporated by reference into, and is not a part of, this press release.

NEITHER THE SEC NOR ANY STATE SECURITIES REGULATORY AGENCY HAS APPROVED OR DISAPPROVED THE TRANSACTIONS DESCRIBED HEREIN, PASSED UPON THE MERITS OR FAIRNESS OF THE TRANSACTIONS OR ANY RELATED TRANSACTIONS OR PASSED UPON THE ADEQUACY OR ACCURACY OF THE DISCLOSURE IN THIS PRESS RELEASE. ANY REPRESENTATION TO THE CONTRARY CONSTITUTES A CRIMINAL OFFENSE.

No Offer or Solicitation

This press release shall not constitute an offer to sell, or a solicitation of an offer to buy, or a recommendation to purchase, any securities in any jurisdiction, or the solicitation of any vote, consent or approval in any jurisdiction in respect of the Proposed Business Combination, nor shall there be any sale, issuance or transfer of any securities in any jurisdiction where, or to any person to whom, such offer, solicitation or sale may be unlawful under the laws of such jurisdiction. This press release does not constitute either advice or a recommendation regarding any securities. No offering of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended, or an exemption therefrom.

Participants in the Solicitation

Aperture and Atlantic and their respective directors and executive officers may be considered participants in the solicitation of proxies with respect to the Proposed Business Combination described herein under the rules of the SEC. Information about the directors and executive officers of Aperture and a description of their interests in Aperture and the Proposed Business Combination are, or will be, contained in Aperture’s filings with the SEC, including Aperture’s final prospectus for its initial public offering filed with the SEC on May 21, 2026. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to Aperture’s shareholders in connection with the Proposed Business Combination will be set forth in the proxy statement/prospectus for the Proposed Business Combination, when available. Additional information regarding the interests of participants in the solicitation of proxies in connection with the Proposed Business Combination will be included in the proxy statement/prospectus that Aperture intends to file with the SEC. Once available, you may obtain free copies of these documents as described above.

Forward-Looking Statements

The disclosure herein includes certain statements that are not historical facts but are forward-looking statements within the meaning of the federal securities laws. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “project,” “forecast,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters, but the absence of these words does not mean that a statement is not forward-looking. These forward-looking statements include, but are not limited to, statements regarding Lin’s expected contributions to Atlantic and Atlantic’s management and leadership; Atlantic’s bitcoin mining business and its planned transition to AI/HPC infrastructure; Atlantic’s utility-approved capacity and development pipeline; changes in the market for Atlantic’s services and technology, expansion plans and opportunities; and the anticipated benefits, terms and timing of the Proposed Business Combination.

These statements are based on various assumptions, whether or not identified in this press release, and on the current expectations of Aperture’s and Atlantic’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of Aperture and Atlantic. These forward-looking statements are subject to a number of risks and uncertainties, including, but not limited to: Atlantic’s ability to retain Lin and other key personnel and to manage the transition of its executive leadership; the risk that the transactions contemplated by the Business Combination Agreement, including the domestication and the merger (the “Transactions”), may not be completed in a timely manner or at all, which may adversely affect the price of Aperture’s securities; the risk that the Transactions may not be completed by Aperture’s business combination deadline; the failure by the parties to the Business Combination Agreement to satisfy the conditions to the consummation of the Transactions, including the approval of Aperture’s shareholders; failure to realize the anticipated benefits of the Transactions; the level of redemptions of Aperture’s public shareholders which may reduce the public float of, reduce the liquidity of the trading market of, and/or maintain the quotation, listing, or trading of the Aperture common stock; the failure of Aperture to obtain or maintain the listing of its securities on any national securities exchange on which Aperture common stock will be listed after the closing of the Proposed Business Combination (the “Closing”); costs related to the Transactions and as a result of becoming a public company; changes in business, market, financial, political and regulatory conditions; Atlantic has historically derived substantially all of its revenue to date from bitcoin mining operations and remains heavily dependent on bitcoin mining for the foreseeable future; volatility in the price of bitcoin and increases in network difficulty may adversely affect Atlantic’s mining revenue and profitability; Atlantic’s dependence on a single mining pool operator for substantially all of its mining revenue, and the ability of the pool operator to adjust fee rates; Atlantic’s AI/HPC infrastructure business has not generated material revenue to date, and there can be no assurance that Atlantic will successfully execute its planned transition from bitcoin mining to AI/HPC infrastructure services or that it will secure definitive customer agreements for such services; the development of the Ohio AI Campus is in its early stages, with additional utility approvals, interconnection agreements and infrastructure upgrades required before full commercial operation, the timing and outcome of which are uncertain; Atlantic has a limited operating history and a small workforce, which may limit its ability to execute its growth strategy and respond to operational demands; Atlantic’s fixed-delivery hashrate purchase and sale arrangements and the related derivative liability, including the consequences of non-delivery of bitcoin under such arrangements; concentration of Atlantic’s equipment supply chain among a limited number of suppliers; Atlantic holds all mined digital assets in self-custody without a third-party custodian, and does not currently maintain insurance covering loss or theft of digital assets; Atlantic’s facilities are located in a limited number of states, and any adverse regulatory, environmental or utility-related development affecting those jurisdictions could disproportionately affect Atlantic’s operations; the reallocation of existing digital asset mining capacity at the Ohio site to AI/HPC use and the resulting effect on mining revenue; and those risk factors discussed in the Registration Statement and the other documents that Aperture has filed, or will file, with the SEC relating to the Proposed Business Combination. If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. The risks and uncertainties above are not exhaustive, and there may be additional risks that neither Aperture nor Atlantic presently know or that Aperture and Atlantic currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect Aperture’s and Atlantic’s expectations, plans or forecasts of future events and views as of the date of this press release. Aperture and Atlantic anticipate that subsequent events and developments will cause Aperture’s and Atlantic’s assessments to change. However, while Aperture and Atlantic may elect to update these forward-looking statements at some point in the future, Aperture and Atlantic specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing Aperture’s and Atlantic’s assessments as of any date subsequent to the date of this press release. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Contacts

Aperture AC
835 Wilshire Blvd., 5th Floor
Los Angeles, CA 90017
Attn: Calvin Kung, CEO
(424) 253-0908

Atlantic Investor Contact:

For media inquiries: pr@ahpc.com
For investor inquiries: ir@ahpc.com

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